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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): NOVEMBER 22, 2004

                          THE MIIX GROUP, INCORPORATED
         --------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        DELAWARE                     001-14593                  22-3586492
    -----------------            ----------------          -------------------
     (State or Other                (Commission               (IRS Employer
     Jurisdiction of                File Number)            Identification No.)
      Incorporation)


                                TWO PRINCESS ROAD
                         LAWRENCEVILLE, NEW JERSEY 08648
         --------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (609) 896-2404
                                                          ---------------

                                       N/A
         --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02(B) DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

The following information is filed pursuant to Item 5.02(b), "Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers." A copy of the press release issued November 22, 2004, is attached hereto as Exhibit 99.1 and is filed under this Item 5.02(b).

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           THE MIIX GROUP, INCORPORATED


                                           By: /s/ Patricia A. Costante
                                              ----------------------------------
                                              Patricia A. Costante
                                              Chairman and CEO

November 22, 2004